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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 17, 2002
                                                        (December 17, 2002)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-12699                    95-4803544
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State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

         3100 Ocean Park Blvd., Santa Monica, CA                 90405
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         (Address of Principal Executive Offices)              (Zip Code)


         Registrant's telephone number, including area code (310) 255-2000
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits.

             99.1  Press Release of Activision, Inc., dated December 17, 2002.

Item 9.  Regulation FD Disclosure.

     On December 17, 2002, Activision, Inc. issued a press release announcing revenue and earnings guidance for the third and fourth fiscal quarters for the 2003 fiscal year and for the full 2003 and 2004 fiscal years. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2002


                                          ACTIVISION, INC.


                                          By:  /s/  Ronald Doornink
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                                             Name:  Ronald Doornink
                                             Title: President

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